UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2009 (October 1, 2009)

EMBASSY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-1449794	26-3339011
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Gateway Drive, Suite 100
Bethlehem, PA	18017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant tor Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

On October 1, 2009, Embassy Bancorp, Inc. (the “Company”) was notified that the audit practice of Beard Miller Company LLP (“Beard”) the Company’s independent registered public accounting firm, was combined with Parente Randolph, LLC (“Parente”) to form ParenteBeard LLC (“ParenteBeard”). Accordingly, effective October 1, 2009, Beard ceased to act as the Company’s independent registered public accounting firm and ParenteBeard was retained to act in such capacity going forward. The engagement of ParenteBeard as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

Prior to engaging ParenteBeard, the Company did not consult with ParenteBeard regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by ParenteBeard on the Company’s financial statements, and ParenteBeard did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of Beard regarding the Company’s financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2007, and during the interim period from the end of the most recently completed fiscal year through October 1, 2009, the date of resignation, there were no disagreements with Beard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard would have caused it to make reference to such disagreement in its reports.

The Company provided Beard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Beard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 1, 2009, is filed as Exhibit 16 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b)	Exhibits

Exhibit Number	Description

16.1	Letter re change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBASSY BANCORP, INC.

Date: October 6, 2009	By:	/s / Judith A. Hunsicker

	Name:	Judith A. Hunsicker
	Title:	Senior Executive Vice President,
Chief Operating and Financial Officer